SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  ------------

                                   FORM 8-K/A
                                AMENDMENT NO. 2
                                       TO
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):August 19, 1996 (April 5, 1996)

                             The Italian Oven, Inc.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
- --------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-27182                                       25-1624305
 ----------------------                    ---------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


     Eleven Lloyd Ave., Latrobe, PA                     15650
- --------------------------------------------------------------------------------
(Address of  Principal  Executive Offices)           (Zip Code)


                                 (412) 537-5380
- --------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements and Exhibits

As reported in the Company's Amendment No. 1 to Current Report on Form 8-K/A dated May 16, 1996, on April 29, 1996, the Company completed the acquisition of the operating assets of four franchised restaurants of the Company, Ovens of Cranberry, Ltd., Ovens of Monroeville, Ltd., Ovens of Erie One, Ltd. and Ovens of North Hills, Ltd., which owned four The Italian Oven restaurants in the Western Pennsylvania market.

The Company hereby files this Amendment No. 2 on Form 8-K/A to file the financial statements and related pro forma financial statements required pursuant to Item 7 of Form 8-K with respect to the operating assets of these four restaurants. However, as reported in the Company's Current Report on Form 8-K dated August 19, 1996, effective as of July 29, 1996, the Company sold the operating assets of the Erie and Cranberry restaurants in order to obtain cash for immediate operating needs. The pro forma results shown herein do not reflect this subsequent sale of the Erie and Cranberry locations.

(a)  Financial statements of businesses acquired.



                           OVENS OF MONROEVILLE, LTD.
                             OVENS OF ERIE ONE, LTD.
                           OVENS OF NORTH HILLS, LTD.
                            OVENS OF CRANBERRY, LTD.

                          COMBINED FINANCIAL STATEMENTS
                   AS OF DECEMBER 31, 1995 AND MARCH 31, 1996
                             TOGETHER WITH REPORT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To the Shareholders of
The Italian Oven:

We have audited the combined balance sheet of Ovens of Monroeville, Ltd., Ovens of Monroeville, Ltd., Ovens of Erie One, Ltd., Ovens of North Hills, Ltd., and Ovens of Cranberry, Ltd., (all Pennsylvania partnerships) as of December 31, 1995 and the related combined statement of operations and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Ovens of
Monroeville, Ltd., Ovens of Erie One, Ltd., Ovens of North Hills, Ltd., and Ovens of Cranberry, Ltd., as of December 31, 1995, and the results of operations and cash flows for the year ended in conformity with generally accepted accounting principles.


                                                           ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
  July 15, 1996

                           OVENS OF MONROEVILLE, LTD.
                           --------------------------

                             OVENS OF ERIE ONE, LTD.
                             -----------------------

                           OVENS OF NORTH HILLS, LTD.
                           --------------------------

                            OVENS OF CRANBERRY, LTD.
                            ------------------------


                             COMBINED BALANCE SHEETS
                             -----------------------

                      DECEMBER 31, 1995 AND MARCH 31, 1996
                      ------------------------------------


                                                December 31,     March 31,
               ASSETS                               1995           1996
               ------                             ----------   -----------
                                                               (Unaudited)
CURRENT ASSETS:
  Cash and cash equivalents                       $  161,542    $  100,928
  Accounts receivable                                 37,815        29,338
  Inventories                                         27,675        30,344
  Prepaid expenses                                    26,201        25,297
                                                  ----------    ----------
          Total current assets                       253,233       185,907
                                                  ----------    ----------
FIXED ASSETS:
  Equipment                                          722,054       722,054
  Leasehold improvement                              841,313       841,313
  Restaurant decor                                    52,426        52,426
                                                  ----------    ----------
                                                   1,615,793     1,615,793

  Less- Accumulated depreciation                    (465,117)     (505,304)
                                                  ----------    ----------
          Fixed assets, net                        1,150,676     1,110,489

INTANGIBLE ASSETS, net of accumulated
  amortization of $95,057 and $106,307,
  respectively                                       215,175       202,650

LIQUOR LICENSES, net of accumulated
  amortization of $77,183 and $84,533,
  respectively                                        75,936        68,503

OTHER NONCURRENT ASSETS                                3,580         3,580
                                                  ----------    ----------
TOTAL ASSETS                                      $1,698,600    $1,571,129
                                                  ==========    ==========


        The accompanying notes are an integral part of these statements.

                           OVENS OF MONROEVILLE, LTD.
                           --------------------------

                             OVENS OF ERIE ONE, LTD.
                             -----------------------

                           OVENS OF NORTH HILLS, LTD.
                           --------------------------

                            OVENS OF CRANBERRY, LTD.
                            ------------------------


                             COMBINED BALANCE SHEETS
                             -----------------------

                      DECEMBER 31, 1995 AND MARCH 31, 1996
                      ------------------------------------


                                                December 31,     March 31,
LIABILITIES AND PARTNERS' CAPITAL                   1995           1996
- ---------------------------------                ----------   -----------
                                                              (Unaudited)
CURRENT LIABILITIES:
  Accounts payable                               $  144,557    $  130,689
  Accrued liabilities                               105,897       156,875
  Current portion of long-term debt                 130,714       130,714
                                                 ----------    ----------
          Total current liabilities                 381,168       418,278




LONG-TERM DEBT, less current portion                822,398       789,719
                                                 ----------    ----------
          Total liabilities                       1,203,566     1,207,997





PARTNERS' CAPITAL                                   495,034       363,132
                                                 ----------    ----------
TOTAL LIABILITIES AND PARTNERS' CAPITAL          $1,698,600    $1,571,129
                                                 ==========    ==========




        The accompanying notes are an integral part of these statements.

                           OVENS OF MONROEVILLE, LTD.
                           --------------------------

                             OVENS OF ERIE ONE, LTD.
                             -----------------------

                           OVENS OF NORTH HILLS, LTD.
                           --------------------------

                            OVENS OF CRANBERRY, LTD.
                            ------------------------

                        COMBINED STATEMENTS OF OPERATIONS
                        ---------------------------------

                    FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                    ----------------------------------------

                          QUARTER ENDED MARCH 31, 1996
                          ----------------------------


                                                December 31,     March 31,
                                                    1995           1996
                                                  ----------   -----------
                                                               (Unaudited)

RESTAURANT SALES                                  $4,622,349    $  993,705

COST OF RESTAURANT SALES                           1,264,870       283,665

LABOR COSTS                                        1,560,345       358,802
                                                  ----------    ----------
          Gross profit                             1,797,134       351,238
                                                  ----------    ----------
OPERATING EXPENSES:
  Selling, general and administrative              1,647,037       362,623
  Depreciation                                       180,723        40,151
  Amortization                                        81,283        19,875
                                                  ----------    ----------
          Total operating expenses                 1,909,043       422,649
                                                  ----------    ----------

          Loss from operations                      (111,909)      (71,411)
                                                  ----------    ----------
OTHER EXPENSE (INCOME):
  Interest expense                                    82,613        18,738
  Miscellaneous expense                                2,668        41,634
                                                  ----------    ----------
          Total other expense                         85,281        60,372
                                                  ----------    ----------
NET LOSS                                          $ (197,190)   $ (131,783)
                                                  ==========    ==========



        The accompanying notes are an integral part of these statements.

                          OVENS OF MONROEVILLE, LTD.
                           --------------------------

                             OVENS OF ERIE ONE, LTD.
                             -----------------------

                           OVENS OF NORTH HILLS, LTD.
                           --------------------------

                            OVENS OF CRANBERRY, LTD.
                            ------------------------

                        COMBINED STATEMENTS OF CASH FLOWS
                        ---------------------------------

                    FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                    ----------------------------------------

                          QUARTER ENDED MARCH 31, 1996
                          ----------------------------


                                                  December 31,     March 31,
                                                      1995           1996
                                                   ----------     -----------
                                                                  (Unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                         $ (197,190)     $ (131,783)
  Adjustments to reconcile net loss to
    net cash provided by operating
    activities-
      Depreciation and amortization                   262,006          60,026
                                                   ----------      ----------
                                                       64,816         (71,757)
  Changes in assets and liabilities-
    Accounts receivable                               116,347           8,477
    Inventories                                         1,546          (2,669)
    Prepaid expenses and
     other current assets                              (9,129)            904
    Accounts payable                                   91,589         (13,868)
    Accrued expenses                                   40,180          50,978
                                                   ----------      ----------
          Net cash provided by (used in)
            operating activities                      305,349         (27,935)
                                                   ----------      ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                               (502,373)           -
  Other noncurrent, net                               (74,842)           -
                                                   ----------      ----------
          Net cash (used in) provided by
            investing activities                     (577,215)           -
                                                   ----------      ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on long-term debt                         (131,114)        (32,679)
  Proceeds from borrowings of long-term debt          380,000            -
  Issuance of common stock                              1,000            -
                                                   ----------      ----------
         Net cash provided by (used in)
           financing activities                       249,886         (32,679)
                                                   ----------      ----------
NET DECREASE IN CASH AND CASH EQUIVALENTS             (21,980)        (60,614)

CASH AND CASH EQUIVALENTS, beginning of period        183,522         161,542
                                                   ----------      ----------
CASH AND CASH EQUIVALENTS, end of period           $  161,542      $  100,928
                                                   ==========      ==========
SUPPLEMENTAL DATA:
  Cash payments for interest                       $   84,479      $   18,920
                                                   ==========      ==========


        The accompanying notes are an integral part of these statements.

                           OVENS OF MONROEVILLE, LTD.
                           --------------------------

                             OVENS OF ERIE ONE, LTD.
                             -----------------------

                           OVENS OF NORTH HILLS, LTD.
                           --------------------------

                            OVENS OF CRANBERRY, LTD.
                            ------------------------

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

                                DECEMBER 31, 1995
                                -----------------


1. ORGANIZATION AND OPERATION:

Ovens of Monroeville, Ltd., Ovens of Erie One, Ltd., Ovens of North Hills, Ltd. and Ovens of Cranberry, Ltd. (collectively, the Ovens) are all partnerships formed to own and operate family style pizza and pasta restaurants under the name "The Italian Oven."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The accompanying combined financial statements reflect the application of the following significant accounting policies:

Basis of Presentation

The combined financial statements include the accounts of the Ovens. The four separate partnerships have been combined for presentation purposes as they are engaged in the same business and are under common control of the same general partners. All significant intercompany transactions and accounts have been eliminated.

The interim financial information included herein has been prepared by the Ovens without audit. The financial information presented herein, while not necessarily indicative of results to be expected for the full year, reflects all adjustments, consisting of normal recurring adjustments, which in the opinion of the Ovens are necessary for a fair presentation of the results for the periods indicated.

Cash Equivalents

The Ovens consider all short-term investments with maturities of three months or less when acquired to be cash equivalents.

Inventories

Inventories, which consist of food and beverages, retail gift items and paper supplies, are stated at the lower of cost (first-in, first-out method) or market.

Fixed Assets

Fixed  assets  are  stated  at  cost.   Depreciation   is  provided   using  the
straight-line method over the estimated useful lives of the assets, which are as follows:

             Equipment                           5 years
             Leasehold improvements           31.5 years
             Decor                               5 years

Upon disposition, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in income (loss) for the period.

Maintenance and repairs which are not considered to extend the useful lives of assets are charged to operations as incurred.

Amortization

Organizational   expenses  and  liquor   licenses  are  being   amortized  on  a
straight-line basis over five years and franchise fees are amortized on a straight-line basis over 10 years.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates.

3. LONG-TERM DEBT:

Long-term debt consisted of the following:

                                                      December 31,    March 31,
                                                          1995           1996
                                                       ----------    ----------
                                                                     (Unaudited)
         Note payable, due in equal
          installments through March 1, 1997,
          including interest at 8.07%                  $  113,095    $  104,167

         Note payable, due in equal installments
          through October 20, 1997,
          including interest at 6.91%                     191,667       179,166

         Note payable,  due in equal  installments
          through  September 21, 1999,
          including interest at 8.25%                     258,350       247,100

         Note payable, due in equal installments
          through March 2, 2000,
          including interest at 8.5%                      380,000       380,000

         Other long-term debt                              10,000        10,000
                                                       ----------    ----------
                                                          953,112       920,433
         Less- Current portion                            130,714       130,714
                                                       ----------    ----------
                                                       $  822,398    $  789,719
                                                       ==========    ==========

The long-term debt is collateralized by all of the inventory, accounts, contract rights, equipment and general intangibles of the Ovens.

Maturities of long-term debt as of December 31, 1995, are as follows:

         Year Ending December 31-
           1996                            $374,783
           1997                             261,713
           1998                             160,867
           1999                             140,549
           2000                              15,200
           Thereafter                          -
                                           --------
                                           $953,112
                                           ========

4. COMMITMENTS:

The Ovens lease restaurant space under noncancelable operating leases. The restaurant leases contain options to renew for terms of five to 10 years with increases in charges per renewal period ranging from 2.8% to 37%. Some of the lease agreements contain provisions which require additional rents based upon gross sales. Following are the future minimum lease payments relating to these lease obligations:

         Year Ending December 31,-
           1996                          $  245,410
           1997                             195,191
           1998                             172,956
           1999                             175,804
           2000                             181,500
           Thereafter                       502,375
                                         ----------
                                         $1,473,236
                                         ==========

Rent expense, consisting solely of minimum rents, charged to operations was $274,756 for fiscal year 1995 and $69,392 for the quarter ended March 31, 1996.

5. INCOME TAXES:

As partnerships, all taxable income resulting from the Ovens' operations accrues to the shareholders; accordingly, the Ovens are not liable for either federal or state income taxes.

6. RELATED PARTY TRANSACTIONS:

One of the partners of Ovens of North Hills, Ltd. provided a $10,000 loan to the partnership. The entire balance was outstanding as of December 31, 1995.

A management fee of 3.3% of net sales is charged to the restaurants by The Refresh Group, a partnership owned by the partners of the Ovens. Total management fee expense for the year ended December 31, 1995, was $157,960 and for the quarter ended March 31, 1996, was $32,791.

A monthly royalty of 4% of restaurant sales is paid to the franchisor. The total royalty fee expense for the year ended December 31, 1995, was $182,433 and for the quarter ended March 31, 1996, was $28,839.

The Ovens must also contribute 1% of restaurant sales (1-1/2% before January 1, 1994) to a National Advertising Fund administered by the franchisor.

7. SUBSEQUENT EVENT:

Subsequent to December 31, 1995, the four restaurants owned by the Ovens were sold to The Italian Oven, Inc., the franchisor. The sales price was $2,714,500, subject to certain purchase accounting adjustments.

(b) Pro Forma Financial Information.



                        PRO FORMA FINANCIAL INFORMATION

      The following Pro Forma Financial Statements are based on the historical financial statements of The Italian Oven, Inc. (the "Company") and the Ovens of Monroeville, Ltd., the Ovens of Erie One, Ltd., the Ovens of North Hills, Ltd., and the Ovens of Cranberry, Ltd. (collectively, "the Ovens"), adjusted to give effect to the acquisition of the Ovens by the Company. The Pro Forma Balance Sheet assumes the acquistion and the restructuring activities occurred as of the most recent balance sheet date prior to the acquisition date of April 29, 1996. The Pro Forma Income Statement assumes that the acquisition and the restructuring activities occurred as of the first day of the Company's 1995 fiscal year.

      The pro forma financial information reflects the purchase method of accounting for the acquisition of the Ovens, and accordingly, is based on estimated purchase accounting adjustments that are subject to further revision depending upon completion of any appraisals or other studies of the fair values of the Ovens' assets and liabilities.

      The pro forma financial information reflects certain assumptions described above and in Notes to Pro Forma Income Statement below, including the Company's estimates of certain anticipated cost savings resulting from the Company and the Ovens' restructuring activities. The actual savings may be higher or lower than these estimates. The pro forma statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1995, the Company's Current Report on Form 8-K dated July 15, 1996 (each as filed with the Securities and Exchange Commission) and the audited combined financial statements of the Ovens that are filed herewith.

      The pro forma financial information does not purport to present what the Company's results of operations would actually have been if the acquisition of the Ovens and the integration and restructuring activities had occurred on the assumed dates, as specified above, or to project the Company's financial condition or results of operations for any future period.

      Effective July 1996, the Company sold the assets acquired from Ovens of Erie One, Ltd. and Ovens of Cranberry, Ltd. The following pro forma statements have not been adjusted for the effects of this transaction.

                             The Italian Oven, Inc.
                             Pro Forma Balance Sheet
                              As of March 31, 1996
                                   (Unaudited)


                                                                                                      Company and Ovens
                                              Historical      Historical    Acquisition Pro Forma         Pro Forma
                                               Company         Ovens (1)         Adjustments             Consolidated
                                             ------------    ------------   ---------------------        ------------
                          ASSETS


Cash and equivalents                         $  7,339,661    $    100,928    ($ 2,534,500)   (2)         $  4,906,089
Accounts receivable, net                          652,754          29,338         (25,532)   (4)              656,560
Note receivable from related party                465,914                                                     465,914
Inventories                                       330,289          30,345                                     360,634
Prepaid expenses and other
    current assets                                381,818          25,297                                     407,115
                                             ------------    ------------    ------------                ------------
Total current assets                            9,170,436         185,908      (2,560,032)                  6,796,312

Property, plant and
    equipment, net                              6,559,874       1,110,489                                   7,670,363
Intangible assets, net                            786,166         202,650                                     988,816
Liquor licenses, net                               89,443          68,503                                     157,946
Goodwill                                                                        1,430,935    (2)            1,430,935
Other assets                                       30,897           3,579         (56,319)   (5)              (21,843)
                                             ------------    ------------    ------------                ------------

                                             $ 16,636,816    $  1,571,129    ($ 1,185,416)               $ 17,022,529
                                             ============    ============    ============                ============
                     LIABILITIES AND
                   STOCKHOLDERS' EQUITY

Current liabilities                             3,899,062         287,564         (25,532)   (4)            4,161,094
Long-term debt, current portion                   153,586         130,714        (130,714)   (2)              153,586
Long-term liabilities                           2,357,614         789,719        (789,719)   (2)            2,357,614
                                             ------------    ------------    ------------                ------------
Total liabilities                               6,410,262       1,207,997        (945,965)                  6,672,294
                                             ------------    ------------    ------------                ------------

Common stock                                       43,509         635,000        (631,400)   (2)               47,109
Paid in capital                                22,053,222                         176,400                  22,229,622
Warrants outstanding                            1,975,000                                                   1,975,000
Treasury stock                                   (231,368)                                                   (231,368)
Retained deficit                              (13,613,809)       (271,868)        215,549                 (13,670,128)
                                             ------------    ------------    ------------                ------------
Total shareholders' equity                     10,226,554         363,132        (239,451)                 10,350,235
                                             ------------    ------------    ------------                ------------

Total liabilities and shareholders' equity   $ 16,636,816    $  1,571,129    ($ 1,185,416)               $ 17,022,529
                                             ============    ============    ============                ============



    The accompanying notes are an integral part of these financial statements

                             The Italian Oven, Inc.
                           Pro Forma Income Statement
                      For the Year Ended December 31, 1995
                                   (Unaudited)


                                                                                                      Company and Ovens
                                              Historical      Historical    Acquisition Pro Forma         Pro Forma
                                               Company         Ovens (1)         Adjustments             Consolidated
                                             ------------    ------------   ---------------------        ------------

Net Revenue                                  $ 15,969,735      $4,622,349      ($182,433)    (3)          $20,409,651
                                             ------------    ------------   -------------                ------------
Costs and Expenses:
  Cost of restaurant sales                      3,165,430       1,264,870                                   4,430,300
  Other restaurant expenses                     7,509,704       1,560,345                                   9,070,049
  Marketing, general and
    administrative                              7,326,785       1,649,765       (340,393)    (3)            8,636,157
  Depreciation and amortization                   829,829         262,006        286,187     (5)            1,378,022
  Interest expense, net                           209,123          82,612                                     291,735
  Inducement to convert preferred
   stock to common stock                        2,246,664               0                                   2,246,664
  Other (income)/expense                           11,923             (60)                                     11,863

                                             ------------   -------------    -----------                 ------------
Total costs and expenses                       21,299,458       4,819,538        (54,206)                  26,064,790
                                             ------------   -------------    -----------                 ------------

(Loss) before taxes on
    income                                     (5,329,723)       (197,189)      (128,227)                  (5,655,139)
Provision for income taxes                         (1,191)              0              0     (6)               (1,191)
Minority interest                                 (89,155)              0              0                       89,155
                                             ------------   -------------    -----------                 ------------
Net (loss)                                   ($ 5,417,687)      ($197,189)      (128,227)                 ($5,567,175)
                                             ============   =============    ===========                 ============

Loss per share                                     ($2.32)                                                     ($2.35)
                                             ============                                                ============

Weighted average number
  of common shares
  (fully diluted)                               2,336,048                                                   2,372,048
                                             ============                                                ============




   The accompanying notes are an integral part of these financial statements

                             The Italian Oven, Inc.
                           Pro Forma Income Statement
                      For the Quarter Ended March 31, 1996
                                   (Unaudited)



                                                                                                      Company and Ovens
                                              Historical      Historical    Acquisition Pro Forma         Pro Forma
                                               Company         Ovens (1)         Adjustments             Consolidated
                                             ------------    ------------   ---------------------        ------------

Net Revenue                                    $4,631,378        $993,705         ($28,839)  (3)          $5,596,244
                                             ------------    ------------    -------------               -----------
Costs and Expenses:
  Cost of restaurant sales                        901,968         283,665                                  1,185,633
  Other restaurant expenses                     2,344,877         358,802                                  2,703,679
  Marketing, general and
    administrative                              1,467,881         363,333          (61,630)  (3)           1,769,584
  Depreciation and amortization                   278,878          60,026           71,547   (5)             410,451
  Interest expense, net                          (112,374)         18,738                                    (93,636)
  Inducement to convert preferred
    stock to common stock                                                                                          0
  Other (income)/expense                           11,567          41,043                                     52,610

                                             ------------    ------------    -------------               -----------
Total costs and expenses                        4,892,797       1,125,607            9,917                 6,028,321
                                             ------------    ------------    -------------               -----------

(Loss) before taxes on
    income                                       (261,419)       (131,902)         (18,922)                 (432,077)
Benefit for income taxes                          102,318               0                0   (6)             102,318
Minority interest                                  16,292               0                0                    16,292
                                             ------------    ------------    -------------               -----------
Net (loss)                                      ($142,809)      ($131,902)         (38,756)                ($313,467)
                                             ============    ============    =============               ===========

Income per share                                   ($0.03)                                                    ($0.07)
                                             ============                                                ===========

Weighted average number
  of common shares
  (fully diluted)                               4,327,991                                                  4,363,991
                                             ============                                               ============



    The accompanying notes are an integral part of these financial statements

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

The pro forma adjustments to the balance sheet are as follows:

     1. The historical accounts of the Ovens represent the combined financial statements as of December 31, 1995.

     2. To reflect the acquisition of the net assets of the Ovens and the allocation of the purchase price on the basis of fair values of the assets acquired and liabilities assumed. The purchase price consisted of cash of $2,534,500 and 36,000 shares of the Company's stock valued at $180,000 at the date of the acquisition. The book value of fixed assets and other noncurrent assets as recorded on the books of the Ovens are assumed to approximate fair value. These amounts are subject to change depending on the results of any appraisals or other studies of the Ovens' assets and liabilities. The components of the purchase price and its estimated allocation to the assets and liabilities of the Ovens are as follows:

                Current assets                       $    185,908
                Property, plant and equipment           1,110,489
                Other assets                              274,732
                Goodwill                                1,430,935
                Current liabilities                       287,564

     The long-term debt of the Ovens of $920,433 was repaid as part of the acquisition.

     3. Adjustments to selling, general and administrative expenses:

                                                                                Three Months
                                                                               Ended March 31,
                                                         Year Ended          ------------------
                                                     December 31, 1995         1995       1996
                                                     -----------------       -------    -------
Eliminate management fees to Refresh Group                $157,960           $19,016    $32,791
Eliminate royalty fees to corporate                       $182,433           $29,079    $28,839
                                                          --------           -------    -------
      Total                                               $340,393           $48,095    $61,630
                                                          ========           =======    =======

      The management fees to Refresh Group are eliminated as the Refresh Group will no longer be performing management services for the franchise restaurants. The Company does not expect any additional expense to be incurred for the operation of these restaurants.

     The royalty fees are eliminated as only franchise restaurants are required to pay the royalty fee.

     4. Adjustment to eliminate intercompany receivables and payables between the Company and the Ovens.

     5. To record the amortization of the goodwill acquired as a result of the acquisition over a five year period.

      6. No income tax benefit was provided as it would be offset by a valuation allowance as future utilization of any loss carryforward is not assured beyond a reasonable doubt.

(c)  Exhibits.

10.1 Leasehold and Asset Purchase and Sale Agreement dated March 4, 1996 by and between the Company and Mid America Restaurant Group, Inc. (included as an exhibit to the Current Report on Form 8-K of the Company dated May 9, 1996 and incorporated by reference herein).

10.2 First Amendment to Leasehold and Asset Purchase and Sale Agreement dated March 22, 1996 by and among the Company, Mid America Restaurant Group, Inc. and Mid America Restaurant Group of Kansas (included as an exhibit to the Current Report on Form 8-K of the Company dated May 9, 1996 and incorporated by reference herein).

10.3 Second Amendment to Leasehold and Asset Purchase and Sale Agreement dated March 29, 1996 by and among the Company, Mid America Restaurant Group, Inc. and Mid America Restaurant Group of Kansas (included as an exhibit to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 1996 and incorporated by reference herein).

10.4 Agreement dated February 22, 1996, by and among the Company, Ovens of Cranberry, Ltd., Ovens of Erie One, Ltd., Ovens of Monroeville, Ltd., Ovens of North Hills, Ltd., David S. Gallatin, Marc B. Robertshaw and William J. Rosa (included as an exhibit to the Current Report on Form 8-K of the Company dated May 9, 1996 and incorporated by reference herein).

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE ITALIAN OVEN, INC.
                             ----------------------
                                  (Registrant)


                                By  /s/ Gary L. Steib
                                ----------------------------------------------
                                        Gary L. Steib, Chief Financial Officer


Dated:  August 19, 1996